UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2012

Herbalife Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 309GT, Ugland House South Church Street, Grand Cayman Cayman Islands	KY1-1106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

On October 29, 2012, Herbalife Ltd. (“the Company”) issued a press release announcing its financial results for its fiscal third quarter ended September 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On October 29, 2012, the Company issued a press release announcing that its Board of Directors had declared a $0.30 per share cash dividend for the third quarter, payable on November 28, 2012, to shareholders of record on November 14, 2012.

A copy of the press release is attached hereto as Exhibit 99.1 and the portions thereof with respect to the issuance of the dividend described above are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by Herbalife Ltd. on October 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

October 29, 2012	By:	/s/ Brett R. Chapman
		Name:	Brett R. Chapman
		Title:	General Counsel

Exhibit Index

Exhibit	Description

99.1	Press Release issued by Herbalife Ltd. on October 29, 2012